                         PURCHASE AGREEMENT NUMBER 2252

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


                       Relating to Model 717-22A Aircraft

                                TABLE OF CONTENTS


                                                               SA
ARTICLES                                                      NUMBER

     1.     Quantity, Model and Description

     2.     Delivery Schedule

     3.     Price

     4.     Payment

     5.     Miscellaneous


TABLE

     1.     Aircraft Information Table


EXHIBIT

     A.     Aircraft Configuration

     B.     Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

     BFE1.  BFE Variables

     CS1.   Customer Support Variables

     EE1.   Engine Escalation/Engine Warranty and Patent Indemnity

     SLP1.  Service Life Policy Components

LETTER AGREEMENTS

Standard:
2252-1        Customer Support Matters
2252-2        Spares Initial Provisioning



Confidential:
6-1166-EMM-0251   Aircraft Performance Guarantees
6-1166-EMM-0252   Promotional Support
6-1166-EMM-0253   Business Matters
6-1166-EMM-0254   Purchase Rights Aircraft and Aircraft Model  Substitution
6-1166-EMM-0255   Deferred Advance Payments
6-1166-EMM-0272   Liquidated Damages for Non-Excusable Delay
6-1166-EMM-0299   Other Matters
6-1166-EMM-0300   Financing Matters
6-1166-EMM-0301   Spares Commitments

                           Purchase Agreement No. 2252

                                     between

                          McDonnell Douglas Corporation

                                       and

                             Hawaiian Airlines, Inc.

                        ------------------------------

            This Purchase Agreement No. 2252 (Purchase Agreement) dated as of _________________between McDonnell Douglas Corporation (MDC), a wholly-owned subsidiary of The Boeing Company (Boeing), and Hawaiian Airlines, Inc. (Customer) relating to the purchase and sale of Model 717-22A aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of _________________between Boeing and Hawaiian Airlines, Inc., identified as AGTA-HWI (AGTA).

Article 1.  Quantity, Model and Description.

            The aircraft to be delivered to Customer will be designated as Model 717-22A aircraft (the Aircraft). MDC will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 to this Purchase Agreement.

Article 2.  Delivery Schedule.

            The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and MDC in order to accomplish the delivery of the Aircraft.

Article 3.  Price.

            3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

            3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

            3.3 MDC has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2004. The prices listed in Table 1 for such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2004.

Article 4.  Payment.

            4.1 MDC acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

            4.2 The standard advance payment schedule for the Model 717-22A aircraft requires Customer to make certain advance payments, expressed as a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of this Purchase Agreement. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1. Notwithstanding such standard schedule, the advance payment terms applicable to this Purchase Agreement are set forth in Letter Agreement 6-1166-EMM-0255.

            4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

            4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.  Miscellaneous.

            5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

            5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

            5.3 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by MDC in support of the Aircraft.

            5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

            5.5 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

            5.6 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.


DATED AS OF DECEMBER 31, 1999

Hawaiian Airlines, Inc.              MCDONNELL DOUGLAS CORPORATION
                                     a wholly-owned subsidiary of
                                     THE BOEING COMPANY


By /S/______________________          By /S/____________________


Its_________________________          Its _______________________




By /S/______________________


Its_________________________

                                   Table 1 to
                           Purchase Agreement No. 2252
          Aircraft Delivery, Description, Price and Advance Payments
   P.A. No. 2252


      REDACTED IN ITS ENTIRETY

                             AIRCRAFT CONFIGURATION

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


                 Exhibit A to Purchase Agreement Number 2252

                             AIRCRAFT CONFIGURATION

                                     Dated

                                   relating to

                             MODEL 717-22A AIRCRAFT


      The Detail Specification is MDC Detail Specification CS 7172E dated as of February 15, 1999 as amended to incorporate the Specification Change Notices
(SCNs) listed below, including the effects on Manufacturer's Empty Weight (MEW). The Detail Specification may be further amended in accordance with the provisions of Article 4 of the AGTA. The Aircraft Basic Price reflects and includes all effects of such SCNs, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Buyer Designated Equipment.

                            Hawaiian Airlines 717-200
                                  Configuration

--------------------------------------------------------------------------------
Option Number  Title                                                      PRICE
                                                                           in
                                                                          7/98$,
                                                                           STE
--------------------------------------------------------------------------------
G0100D023      Selectable Program Options                                 _____

               Note: A version of G0100C007E will be prepared once buyer
               selects specific program options
--------------------------------------------------------------------------------
G0201D012      Incorporation of Finish Specification F-109-64.4 for         ____
               Hawaiian Airlines 717-200

               Note: A version of G0201C007 will be prepared once buyer
               selects specific interior finish color, upholstery and
               exterior scheme.
--------------------------------------------------------------------------------
G0320D014      Increase Maximum Landing Weight From 102,000 to 110,000 lb   ____

--------------------------------------------------------------------------------
G1300S002      Revision  To Manufacturer's Empty Weight (1000 lb Weight     ____
               Reduction), October 12, 1999
--------------------------------------------------------------------------------
G2122C001C     Installation of a Gasper Booster Fan System                  ____
--------------------------------------------------------------------------------
G2311C003B     Installation of Complete Provisions for a Single ARINC       ____
               719/753 HF Voice/Data Communications System
--------------------------------------------------------------------------------
G2312C002E     Installation of a Third ARINC 716/750 VHF Communications     ____
               System Utilizing Existing Partial Provisions
--------------------------------------------------------------------------------
G2324C004D     Installation of a Seller-Furnished ARINC 744A Full Format    ____
               Printer
--------------------------------------------------------------------------------
G2324C008A     Installation of a Communications Management Unit (CMU)       ____
               Mark 2 Utilizing Existing Partial Provisions
--------------------------------------------------------------------------------
G2332C003A     Installation of a Matsushita Prerecorded Announcement        ____
               System With Boarding Music
--------------------------------------------------------------------------------
G2460C001B     Installation of Spare Wires (Category I, II, IV)             ____
--------------------------------------------------------------------------------
G2500D041      Installation of a 123-Passenger Mixed Class Interior         ____
               Arrangement for Hawaiian Airlines

               Note: A version of SCN G2500C027B will be created to
               install a custom 123-passenger Mixed Class Interior for
               Hawaiian Airlines
--------------------------------------------------------------------------------
G2500C029      Custom Airline Soft Good Finish Materials                   _____

G2500DTBD      Note: A version of G2500C029 will be prepared once buyer defines the soft good finish material. * Price will be adjusted based on choice of soft goods.
--------------------------------------------------------------------------------
G2513S005      Installation of the Data Stowage Compartment in Lieu of      ____
               That Specified, September 28, 1999
--------------------------------------------------------------------------------

                            Hawaiian Airlines 717-200
                                  Configuration

--------------------------------------------------------------------------------
Option Number  Title                                                      PRICE
                                                                           in
                                                                          7/98$,
                                                                           STE
--------------------------------------------------------------------------------
G2523D005      Certification of a New Seat Program (Non Standard            ____
               Supplier/BE Aerospace)

               Note: A version of G2523C004A will be prepared to reflect
               Hawaiian Airlines selection of new BE/Aerospace seat
               program.
--------------------------------------------------------------------------------
G2524C005      Installation of a Forward Left Hand Windscreen               ____
--------------------------------------------------------------------------------
G2524C007      Installation of a Soft Class Divider (Fixed Location)        ____
--------------------------------------------------------------------------------
G2524C010      Installation of a Right Hand Windscreen With the Removal     ____
               of the G2 Galley
--------------------------------------------------------------------------------
G2525C003      Installation of Asymmetrical Bagracks                        ____
--------------------------------------------------------------------------------
G2531C002A     Definition of Interior Option AL1: Removal of Aft LH         ____
               Lavatory and Installation of Aft LH Galley (Selectable
               Power-Water-Drain)
--------------------------------------------------------------------------------
G2531D016      Certification of a New Galley Program (Non Standard          ____
               Supplier/Driessen)

               Note: A version of G2531C015A will be prepared to reflect
               selection of new Driessen galley program.
--------------------------------------------------------------------------------
G2540C002      Definition of Interior Option FL1: Removal of Forward LH     ____
               Lavatory
--------------------------------------------------------------------------------
G2540C003A     Installation of Partial Provisions for Forward LH Lavatory   ____
--------------------------------------------------------------------------------
G2541C013      Installation of Handicap Facilities in the Aft RH Lavatory   ____
--------------------------------------------------------------------------------
G2551S011      Editorial Revisions of CS7172 to Specify Lower Cargo         ____
               Compartment Type Requirements, dated August 30, 1999
--------------------------------------------------------------------------------
G2800S002      Revision of CS7172 Fuel Requirements to Delete JP-4 and      ____
               Commercial Aviation Kerosene Type B from the Fuel
               Listing, July 30, 1999
--------------------------------------------------------------------------------
G3131C009      Installation of an Allied Signal FDAMS/DFDAU Unit            ____
               (Aircraft Condition Monitoring System)
--------------------------------------------------------------------------------
G3344C002B     Installation of Wing Tip Mounted Logo Lights Utilizing       ____
               Existing Partial Provisions
--------------------------------------------------------------------------------
G3513S005      Revision to CS7172Appendix I (update of Puritan Bennett      ____
               Full-face Oxygen part number), dated June 16, 1999
--------------------------------------------------------------------------------
G3520C002A     Installation of 4-Person Oxygen Insert Assemblies Above      ____
               Each Triple Passenger Seat Assembly and 3-Person Oxygen
               Insert Assemblies Above Each Double Passenger Seat
               Assembly
--------------------------------------------------------------------------------

                            Hawaiian Airlines 717-200
                                  Configuration

--------------------------------------------------------------------------------
Option Number  Title                                                      PRICE
                                                                           in
                                                                          7/98$,
                                                                           STE
--------------------------------------------------------------------------------
G5115C006      Addition of Polyurethane Finish to Lower Fuselage (Color     ____
               TBD)
--------------------------------------------------------------------------------
G5724S001      Editorial Revision to CS7172 to clarify 717-200 Vortilon     ____
               Installation Requirements, dated July 9, 1999
--------------------------------------------------------------------------------
G9900DTBD      Selection of Buyer-Furnished Equipment (CS7172 Appendix I    ____
               Listing)

               Note: A SCN will be prepared once the Buyer defines Part Numbers and equipment category

               Note: A SCN will be prepared once buyer selects BFE part
               numbers from CS7172E Appendix I Listing.
--------------------------------------------------------------------------------
Total          Price total contingent on firm 13 airplane sale              ____
--------------------------------------------------------------------------------

             AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


                 Exhibit B to Purchase Agreement Number 2252


                                       B

Exhibit B to
Purchase Agreement No. 2252

             AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                             MODEL 717-22A AIRCRAFT


Both MDC and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

      1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

            1.1   Airworthiness and Registration Documents.

                  Not later than 10 months prior to delivery of each Aircraft, Customer will notify MDC of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by MDC during the pre-delivery testing of the Aircraft.

Customer is also responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

            1.2   Certificate of Sanitary Construction.

                  1.2.1 U.S. Registered Aircraft. Prior to delivery, MDC will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

            1.3   Confirmation of No Prior Registration.

                  MDC will instruct the FAA to confirm to Customer's applicable regulatory agency that the Aircraft has not been previously registered in the United States subject to Customer's written request to provide such confirmation no later that 45 days prior to delivery.

      2. Insurance CertificateS.

            Unless provided earlier, Customer will provide to MDC at the time of delivery of each Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

Exhibit B to
Purchase Agreement No. 2252


      3     NOTICE OF FLYAWAY CONFIGURATION.

                 3.1      Ownership Placards.

                 If requested by Customer, MDC will fabricate and install ownership placards on the airframe and/or engines subject to Customer providing the following information to MDC no later than 30 days prior to delivery:

                 (i)    the legend to appear on the ownership placards, and

                 (ii) the placard installation location such as on the airframe only, the engines only, or on both the airframe and engines.

            3.2   Delivery Requirements.

            Not later than 7 days prior to delivery of the Aircraft, Customer will provide to MDC a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

            (i) the quantity of fuel to be loaded on the Aircraft prior to the ferry flight and any scheduled post-delivery flight training;

            (ii) the cargo to be loaded on the Aircraft including quantity, description, weight, part number and value of each item,

            (iii) any BFE equipment to be removed prior to flyaway and returned to MDC BFE stores for installation on Customer's subsequent Aircraft;

            (iv) a complete list, including name, title, job function, citizenship and passport number, of the crew members and non-revenue passengers that will be aboard the ferry flight; and

            (v) a complete ferry flight itinerary.

      4.    DELIVERY ACTIONS BY MDC.

            4.1 Schedule of Inspections. All FAA, MDC, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by MDC for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules as soon as practicable by MDC.

            4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by MDC for completion prior to delivery of the Aircraft.

Exhibit B to
Purchase Agreement No. 2252


            4.3 Schedule for Customer's Flight Crew. MDC will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft no later than 30 days prior to the scheduled month of aircraft delivery

            4.4 Fuel Provided by MDC. MDC will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

           Aircraft Model                        Fuel Provided
                 717                                 ______


            4.5 Flight Crew and Passenger Consumables. MDC will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

            4.6 Delivery Papers, Documents and Data. MDC will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a MDC sales subsidiary and if the Aircraft will be registered with the FAA, MDC will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from MDC's sales subsidiary to Customer.

            4.7 Delegation of Authority. If specifically requested in advance by Customer, MDC will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

      5.    DELIVERY ACTIONS BY CUSTOMER.

           5.1 Financing Arrangements. As soon as practicable, Customer will advise MDC of any special financing arrangements in connection with the delivery including Customer's intent to assign the Aircraft to a third party at time of title transfer.

           5.2 BFE Value. No later than 90 days prior to delivery, Customer will provide a BFE invoice reflecting the total amount of BFE installed on the Aircraft.

           5.3 Fuel Receipt. At delivery Customer will execute a fuel receipt acknowledging the amount of fuel loaded on the Aircraft prior to the ferry flight. Boeing will invoice Customer for this fuel less the amount provided at no charge as set forth in paragraph 4.4 above.

Exhibit B to
Purchase Agreement No. 2252


            5.4 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

            5.5.  Aircraft Flight Log.    At delivery Customer will provide
the Aircraft Flight Log for the Aircraft.

            5.6 Delegation of Authority. Customer will present to MDC at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

           5.7 Affidavit of Arrival. No later than 14 days after delivery, Customer will submit to Boeing an Affidavit of Arrival indicating the date and airport at which the ferry flight was completed.

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


         Supplemental Exhibit BFE1 to Purchase Agreement Number 2252







                                      BFE1

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                             MODEL 717-22A AIRCRAFT


This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify MDC of the suppliers of the following BFE items by the following dates:

            Galley System                 November 24, 1999

            Seats (passenger)             November 24, 1999

2.    On-dock Dates

Within 30 days of executing a definitive agreement for the aircraft, MDC will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:


                                     BFE1-1

                           CUSTOMER SUPPORT VARIABLES

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


          Supplemental Exhibit CS1 to Purchase Agreement Number 2252



                                      CS1

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                           MDC MODEL 717-22A AIRCRAFT


Customer and MDC will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by MDC in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

Part 1:  Maintenance  and Flight  Training  Programs;  Operations  Engineering
Support

1.    Maintenance Training.

      1.1   Airplane General Familiarization Course; 1 class of 24 students;

      1.2    Mechanical/Power Plant Course; 2 classes of 15 students;

      1.3    Electrical Systems Course; 2 classes of 15 students;

      1.4    Avionics Systems Course; 2 classes of 15 students;

      1.5    Composite Repair Course for Technicians; 1 class of 8 students;

      1.6   Corrosion Prevention and Control Course; 1 class of 10 students;

      1.7   Airplane Rigging Course; 1 class of 6 students;

      1.8 Training materials will be provided to each student. In addition, one set of training materials used in MDC's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program. Items will be provided without revision service.


                                     CS1-1

2.    Flight Training.

      2.1 Transition training for 8 flight crews (16 pilots) The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

      2.2   Flight Dispatcher training; 2 classes of 6 students;

      2.3   Flight Attendant training; 2 classes of 12 students;

      2.4   Performance Engineer Training; will be provided at MDC's facility.

      2.5 One copy of the Flight Crew Operating Manual (FCOM) will be provided to each student, without revision service. In addition, one set of training materials as used in MDC's training program, including visual aids, Computer Based Training Courseware, instrument panel prints, text/graphics, video programs, etc. will be provided.

      2.6   Additional Flight Operations Services:

            a. MDC flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

            b. Instructor pilots for 90 instructor pilot days for revenue service training assistance, exclusive of flight tests, acceptance flights and ferry flights;

            c. An instructor pilot to visit Customer 6 months after revenue service training to review Customer's flight crew operations for a 2 week period.


                                     CS1-2

3.    Planning Assistance.

      3.1   Maintenance and Ground Operations.

            a) Maintenance Program Planning - Provide technical assistance in planning aircraft maintenance requirements and documentation.

            b) Ground Support Equipment Planning - Recommend ground support equipment necessary for operation of the aircraft and provide a summary of ground support equipment suitable for use in maintenance and servicing.

            c) Maintenance Engineering Operations Review - Upon request, MDC will conduct a maintenance operations review consisting of assistance to analyze Customer's current maintenance and engineering operational requirements, reliability and maintenance specifications, maintenance costs and reliability accounting practices. The objective of such review is to improve the interactions of operations, engineering, maintenance and logistics for improved operational effectiveness. MDC will provide the findings and recommendations in a report to the Customer. This service will be available until one year after delivery of the last Aircraft.

      3.2   Spares.

            a)    Recommended Spares Parts List (RSPL)
                  Customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

            b) Illustrated Parts Catalog (Provisioning IPC) A customized Provisioning IPC in accordance with ATA 100 will be provided.

            c)    Provisioning Training
                  Provisioning training will be provided for Customer's personnel at MDC's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the MDC RSPL.

            d)    Spares Provisioning Conference
                  A provisioning conference will be conducted, normally at MDC's facilities where technical data and personnel are available.


                                     CS1-3

4.    Technical Publications Data

The following matrix segregates pro-forma documents into two categories: customized and non-customized. The documents reflected here are those identified in the 717 "Customer Support Worksheet", 4 October 1999 Revision.

If requested by Customer, and to the extent practicable, manuals listed herein will be provided to Customer no later than 30 days prior to delivery of the aircraft.


A. Maintenance Engineering Data

Customized                          Non-Customized
----------                          --------------

1. ________________________         1. Access Door Diagrams & Data Sheets
                                    2. Aircraft Recovery Manual
                                    3. Component Description & Location List
                                    4. FAA Maintenance Review Board Report
                                    5. Maintenance Facility and Equipment
                                        Planning Manual
                                    6. On-Aircraft Maintenance Planning Report
                                    7. Special Tool & Equipment Drawings
                                    8. Support Equipment Summary
                                    9. Aircraft Zoning Report
                                    10. Structural Diagrams Reference Manual

B. Technical Publications Data

Customized                          Non-Customized
----------                          --------------

1. Flight Crew Operating Manual     1. Seller Overhaul/Component Maintenance
2. Aircraft Maintenance Manual         Manuals
3. Systems Schematics Manual        2. Illustrated Tool & Equipment Lists
4. Wiring Diagram Manual            3. Nondestructive Test Manual
5. Illustrated Parts Catalog        4. Nondestructive Testing Standards
                                       Practice Manual
6. Fault Isolation Manual           5. Structural Repair Manual
7. Fault Reporting Manual           6. Service Bulletins
                                    7. Service Bulletin Index
                                    8. Standard Wiring Practices Manual
                                    9. Spares Interchangeability Manual
                                    10. Cross Reference Index


                                     CS1-4

C. Engineering Data

Customized                          Non-Customized
----------                          --------------

1. FAA Approved Airplane Flight     1. Aircraft Characteristics for Airport
    Manual                             Planning
2. Dispatch Deviation Guide         2. Design Handbook
3. On-Board Wiring Diagram Book     3. Douglas Material Specifications
4. Weight & Balance Manual,         4. Douglas Process Material Index
   Chapter 1                        5. Douglas Process Standards Manual
5. Weight & Balance Manual,         6. Drafting Manual
   Chapter 2                        7. Drawing Section List
6. Weight & Balance Manual,         8. Engineering Drawings
   Chapters 1 & 2 (On-Board         9. Flying Qualities Report
   Copy)                            10. Approved Equivalent Parts List
7. Weight Compliance Report         11. Master Minimum Equipment List
                                    12. Douglas Standards Manual
                                    13. Mater Component List
                                    14. Flight Planning Performance Manual
                                    15. Performance Engineer's Manual
                                    16. Airworthiness Limitation Instructions
                                    17. Standard Computerized Airplane
                                          Performance (SCAP) Module for
                                          Takeoff and Landing

D. Spares Data

Customized                          Non-Customized
----------                          --------------

                                    1.    Overhaul Manual/Component Maintenance
                                          Manual Index
                                    2.    Product Support Supplier Directory
                                    3.    Product Support Supplier Agreements
                                          Manual
                                    4.    Supplier Technical Data
                                    5.    Technical Data Report


D.  Flight Technical

Customized                          Non-Customized
----------                          --------------

                                    1.    Operational Performance Software


                                     CS1-5

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


          Supplemental Exhibit EE1 to Purchase Agreement Number 2252


                                      EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                             MODEL 717-22A AIRCRAFT


1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 717-200 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. MDC has obtained from BMW Rolls-Royce GmbH the right to extend to Customer the provisions of BMW Rolls-Royce Warranty Agreement "BR715 Engine Warranty Agreement" (hereafter referred to as "Warranty Agreement") subject, however to Customer's acceptance of the conditions set forth therein. Accordingly, MDC hereby extends to Customer and Customer hereby accepts that the provisions of the Warranty Agreement shall apply to Engines installed in the Aircraft at the time of delivery, provided that the Customer may, by notice given to MDC and BMW Rolls-Royce prior to delivery of the Aircraft, elect to substitute for the Warranty Agreement any corresponding warranty included either in a General Terms Agreement currently effective between Customer and BMW Rolls-Royce or in a contract for the sale by BMW Rolls-Royce to Customer of engines. In consideration for such extension, Customer hereby releases and discharges MDC from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed engines and releases and discharges BMW Rolls-Royce from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed engines except as otherwise expressly assumed by BMW Rolls-Royce in such Warranty Agreement.

Copies of this Warranty Agreement may be obtained directly from BMW Rolls-Royce.



                                     EE1-1

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             Hawaiian Airlines, Inc.


         Supplemental Exhibit SLP1 to Purchase Agreement Number 2252


                                      SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                             MDC MODEL 717 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2252.


1.    Pylons


         (a) Front engine mount yoke
         (b) Spars (including spar caps, webs and stiffeners)
         (c) Front engine mount to pylon attach fitting
         (d) Aft engine mount to pylon attach fitting
         (e) Upper and lower skin and stiffeners between spars
         (f) Pylon to fuselage attach angles and fittings

2.    Wings

         (a) Front and rear spars (including spar caps, webs and stiffeners)
         (b) Upper and lower stringers and skin between spars
         (c) Landing gear bulkhead and landing gear attach fitting
         (d) Bulkhead at side of fuselage, including trapezoidal panel
         (e) Ribs in the wing
         (f) Wing to fuselage attach tee
         (g) Wing flap attach fittings

3.    Fuselage


         Frames, plating, longerons and pressure bulkheads, but excluding all non-load carrying access doors.


4.    Empennage


         (a) Vertical stabilizer spars and skin between spars
         (b) Aft fuselage vertical stabilizer carry-through structure
         (c) Horizontal stabilizer spars, integral skin and stringers between spars, and pivot fittings


                                     SLP1

5.    Landing Gear Components


       (1) Main Gear

          (a) Cylinder
          (b) Piston/axle
          (c) Side brace (upper and lower)
          (d) Fixed side brace
          (e) Orifice support tube
          (f) Torque links


       (2) Nose Gear

          (a) Housing
          (b) Piston
          (c) Axle
          (d) Orifice support tube
          (e) Cylinder
          (f) Torque links
          (g) Cross tube
          (h) Drag links (upper and lower)

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Customer Services Matters

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement) between
            McDonnell Douglas Corporation (MDC) and Hawaiian Airlines, Inc. (Customer) relating to Model 717-22A aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Maintenance Training.

      Customer and Boeing agree that Boeing shall provide the following training according to a mutually agreed schedule in lieu of the maintenance training specified in paragraphs 1.1 through 1.7 of Supplemental Exhibit CS1 to the Purchase Agreement. For courses conducted in Honolulu, Customer agrees to provide round-trip air transportation and hotel accomodations for all instructors, at no additional cost to Boeing. Boeing agrees to provide all other related per diem expenses (excluding hotel accomodations) for instructors conducting training in Honolulu.

a.    ________________________________________________________

b.    ________________________________________________________

c.    ________________________________________________________

d.    ________________________________________________________

e.    ________________________________________________________

f.    ________________________________________________________

g.    ________________________________________________________

Hawaiian Airlines, Inc.
2252-1
Page 2
12/16/99

h.    ________________________________________________________

i.    ________________________________________________________

j.    ________________________________________________________

k.    ________________________________________________________

l.    ________________________________________________________

m.    ________________________________________________________


2.    Flight Training.

      Customer and MDC agree that MDC shall provide the following training in addition to the flight training specified in paragraph 2 of Supplemental Exhibit CS1 to the Purchase Agreement.

a.    _______________________________________________


b.    _______________________________________________

                  ___________________________________

                  ___________________________________

3.    Training in Honolulu.

      In accordance with paragraph 1.2 of Part B of AGTA-HWI MDC will conduct all training at MDC's training facility in Long Beach unless otherwise set forth above or agreed. If Customer wishes to have any additional training conducted at its facilities in Honolulu, the provisions of paragraph 4 of Part 1, Exhibit B of AGTA-HWI shall apply.

4.    Confidential Treatment.

      Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by MDC as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of MDC, disclose this Letter Agreement or any information contained herein to any other person or entity.

Hawaiian Airlines, Inc.
2252-1
Page 3
12/16/99


Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY



By  /S/
    -----------------------
Its Attorney-In-Fact
    -----------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

Hawaiian Airlines, Inc.


By  /S/
    -----------------------
Its
    -----------------------

By   /S/
    -----------------------
Its
    -----------------------

2252-2

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Spares Initial Provisioning

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to Model
            717-22A aircraft (the Aircraft)


This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Applicability.

      This letter will apply to initial provisioning for the Model 717-22A Aircraft purchased by Customer under the Purchase Agreement.

2.    Initial Provisioning Meeting.

      MDC will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Customer to establish mutually agreeable procedures to accomplish Customer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Customer for MDC's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Customer will be the data described in Chapter 6 of Boeing Manual D6-81834, entitled "Spares Provisioning Products Guide" (Boeing Spares Provisioning Products Guide) which will be furnished to Customer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by MDC as described in Boeing Spares Provisioning Products Guide (such data will be hereinafter referred to collectively as the "Provisioning Data"). MDC will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, MDC and Customer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.

Hawaiian Airlines, Inc.
2252-2   Page 2 of  7


3.    Initial Provisioning Documentation.

      3.1 Provisioning Data. MDC will furnish Provisioning Data to Customer on or about February 15, 2000. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by MDC for review by Customer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth below in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Customer revisions to the Provisioning Data.

      3.2 Provisioning IPC. Boeing will, on or about February 15, 2000, furnish to Customer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC". The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately one year following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Customer revisions to the Provisioning IPC.

         3.3     Buyer Furnished Equipment (BFE) Provisioning
                 Data.

            3.3.1 MDC's Responsibility. MDC will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Customer's Aircraft provided such equipment has been installed on other Aircraft by MDC and MDC has data on the BFE.

            3.3.2 Customer's Responsibility. Customer will be responsible for ensuring BFE data is provided to MDC by the BFE supplier in a format acceptable to MDC for BFE not covered by 3.3.1 above. If the data is not provided to MDC in a timely manner and in a format acceptable to MDC , such BFE equipment will not be included in MDC 's Provisioning Data or IPC.

      3.4 Other Data. MDC will submit to Customer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Customer in the maintenance and repair of the Aircraft.

4.       Purchase from MDC of Spare Parts as Initial Provisioning for the
         Aircraft.

Hawaiian Airlines, Inc.
2252-2   Page 3 of  7


      4.1 Boeing Spare Parts. Customer will place orders for Provisioning Items by March 16, 2000; provided, however, that in those instances where MDC submits any revision to the Provisioning Data, Customer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Customer's request, MDC will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Customer, provided the final shipment is made no later than 24 months after receipt of the order.

      4.2 Supplier Provisioning Items. Customer may place orders with Boeing for Provisioning Items which are manufactured by suppliers or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Customer for any such supplier Provisioning Item will be ____ of the supplier's quoted price to MDC therefor. If Customer elects to purchase such supplier Provisioning Items from Boeing, Customer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

      4.3 Ground Support Equipment and Special Tools. Customer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by suppliers which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Customer for such GSE or special tools will be _____________________ of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such GSE and special tools from Boeing, Customer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

      4.4 Spare Engines and Engine Spare Parts. Customer may place orders with Boeing for spare engines and/or engine spare parts which Customer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Customer for such spare engines or such engine spare parts, will be ____ of the engine manufacturer's quoted price to Boeing for the engine, and ____ of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Customer elects to purchase such spare engines or engine spare parts through Boeing, Customer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

      4.5 QEC Kits. Responsibility for engine support and QEC kits belongs to the engine manufacturer BRR, and B.F. Goodrich (formerly Rohr) respectively. Boeing will, if requested by Buyer, review data provided by said manufacturers.

Hawaiian Airlines, Inc.
2252-2   Page 4 of  7


      4.6 Payment for Provisioning Items. The payment provisions of the Customer Services General Terms Agreement (CSGTA) between Boeing and Customer will be applicable to Provisioning Items ordered by Customer from Boeing for the Aircraft.

5.    Delivery.

      MDC will, insofar as reasonably possible, deliver to Customer the Spare Parts ordered by Customer in accordance with the provisions of this letter on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and MDC will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, MDC will arrange for shipment of such Spare Parts, which are manufactured by suppliers, directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between MDC and Customer.

6.    Substitution for Obsolete Spare Parts.

      6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Customer from MDC in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Customer's request), MDC will deliver to Customer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Customer will return the obsolete or unusable Spare Parts to MDC. MDC will credit Customer's account with MDC with the price paid by Customer for any such obsolete or unusable Spare Part and will invoice Customer for the purchase price of any such substitute Spare Part delivered to Customer.

      6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Customer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

7.    Repurchase of Provisioning Items.

      7.1 Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending ____ years after delivery of the last aircraft, (provided such delivery occurs no later than December 2001), Boeing will, upon receipt of Customer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by MDC in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

Hawaiian Airlines, Inc.
2252-2   Page 5 of  7


      7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii), Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Customer's modification of the Aircraft or (b) design improvements by Boeing or the supplier (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the supplier to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, provided to MDC pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of MDC 's initial provisioning recommendations for the Aircraft.

      7.3 Notification and Format. Customer will notify MDC, in writing, when Customer desires to return Provisioning Items which Customer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between MDC and Customer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Customer's notification, Boeing will advise Customer, in writing, when Boeing's review of such summary will be completed.

      7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Paragraph 7.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Customer of the reason that any spare part included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Customer will arrange for shipment of such Provisioning Items accordingly.

Hawaiian Airlines, Inc.
2252-2   Page 6 of  7


      7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to ____ of the original invoice price thereof. In the case of Provisioning Items manufactured by a supplier which were purchased pursuant to Paragraph 4, Purchase from MDC of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's ____ handling charge. MDC will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due MDC for the purchase of aircraft, Spare Parts, services or data.

      7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Customer will pay the freight charges for the shipment from Customer to Boeing of any such Provisioning Items.

8.       Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of
         Loss.

      Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Customer upon delivery thereof to Customer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.    Supplier Support.

      Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's customers and/or such customer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Customer on or about December 15, 1999, unless requested earlier by Customer , in Boeing Document D6-56115, Volumes 1 and 2. In the event Customer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Customer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, MDC will, if requested by Customer, assist Customer in resolving such difficulty. Assistance will be provided by the Customer Supplier Services organization.

Hawaiian Airlines, Inc.
2252-2   Page 7 of  7


10.      Termination for Excusable Delay.

      In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 7 of the AGTA, such termination will, if Customer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Customer had ordered pursuant to the provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.


Very truly yours,

MCDONNELL DLUGLAS CORPORATION
A wholly-owned subsidiary of
THE BOEING COMPANY


By  /S/
    -------------------------
Its     Attorney-In-Fact
    -------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999


HAWAIIAN AIRLINES, INC.


By   /S/                             By   /S/
    -------------------------           -------------------------
Its                                  Its
    -------------------------           -------------------------

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Aircraft Performance Guarantees

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to Model
            717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

MDC agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by MDC, except to the extent that such disclosure is required by law or by any Government Entity (as such term is defined below), provided that Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i)any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any therof is subject or in whose activities any of the above is a participant.

Hawaiian Airlines, Inc.
6-1166-EMM-0251   Page 2


Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By  /S/
   -------------------------------
Its  Attorney-In-Fact
   -------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

Hawaiian Airlines, Inc.


By   /S/
   -------------------------------
Its
   -------------------------------


By   /S/
   -------------------------------
Its
   -------------------------------

Attachment to Letter Agreement
No. 6-1166-EMM-0251
BR715-A1-30 Engines
Page 1

REDACTED IN ITS ENTIRETY.

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Promotional Support

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to
            Model 717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

MDC agrees to make available to Customer an aggregate of $__________ (the Promotional Funds) for Customer's marketing and promotion programs associated with the introduction of the Aircraft into service with Customer. Of the Promotional Funds, $__________ will be made available on or after the date the first Aircraft is delivered to Customer, and $__________ will be made available on or after the date each subsequent Aircraft is delivered to Customer. The Promotional Funds may be used to pay for various promotional programs with respect to any or all of the Aircraft including, without limitation: marketing research; tourism development; corporate identity; direct marketing; videotape, or still photography; planning, design and production of collateral materials; management of promotion programs and advertising campaigns.

By way of example, upon the delivery of the second Aircraft to Customer, assuming that Customer has not presented any receipts for payment prior to such date, Customer would be able to present to MDC for payment receipts totalling $__________ for programs relating to the introduction of either or both Aircraft or related to the introduction of the new fleet of Aircraft.

MDC's obligation to provide the Promotional Funds will commence upon execution of the Purchase Agreement and will terminate __________ from the date the last firm Aircraft is delivered to Customer, as such date may be extended as a result of Excusable Delay (as such term is defined in the AGTA) on the part of MDC. Payments to Customer of Promotional Funds then available will be made to Customer within thirty (30) days after Customer's presentation to MDC of invoices or paid receipts evidencing the incurrence by Customer of costs for such promotional programs, whether incurred before or after the delivery of any Aircraft. If there are any unused Promotional Funds upon the expiration of MDC's obligation to provide the Promotional Funds, there will be no cash payments or other support in lieu thereof.

Hawaiian Airlines, Inc.
6-1166-EMM-0252   Page 2



Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By  /S/
  -------------------------------
Its    Attorney-In-Fact
  -------------------------------

ACCEPTED AND AGREED TO this

Date:   December 31, 1999

Hawaiian Airlines, Inc.


By   /S/
  -------------------------------
Its
  -------------------------------


By    /S/
  -------------------------------
Its
  -------------------------------

Hawaiian Airlines, Inc.
6-1166-EMM-0253
Page 1 of 4

6-1166-EMM-0253


Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:     Business Matters

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to
            Model 717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In consideration of Customer's purchase of the Aircraft, MDC will provide the following incentives:

1.   ___________________.

__________________________________________________________________

__________________________________________________________________


2.    ___________________.

__________________________________________________________________

__________________________________________________________________


3.    ___________________.

__________________________________________________________________


4.    ___________________.

__________________________________________________________________

Hawaiian Airlines, Inc.
6-1166-EMM-0253
Page 2 of 4

5.    ___________________.

__________________________________________________________________


Such credit memorandum is applicable to each of the thirteen firm aircraft listed in Table 1 to the Purchase Agreement, and may be used by Customer for purchase of Boeing proprietary spare parts, other Boeing goods and services, or applied toward final payment for the respective Aircraft, but may not be used for advance payments.

In the event the documents listed above are not signed by the time and date specified, MDC's offer to provide the Executive Closing Credit Memorandum will be withdrawn.


6.    ___________________.

__________________________________________________________________

7.    Terms and Application of Credit Memoranda

The credit memoranda described herein are applicable to the Aircraft only and require purchase of the Aircraft as described in Table 1. Except as specifically otherwise provided for in paragraph 2 above, the credit memoranda set forth above may be used by Customer toward the purchase of Boeing proprietary spare parts, goods and services or, applied toward final payment of the purchase price of the Aircraft at the time of delivery, but may not be applied toward advance payments.


8.    Assignment.

The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of MDC.


9.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by MDC as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of MDC, disclose this Letter Agreement or any information contained herein to any other person or entity , except to the extent that such disclosure is required by law or by any Government Entity (as such term is defined below), provided that Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i) any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.

Hawaiian Airlines, Inc.
6-1166-EMM-0253
Page 2 of 4




Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By  /S/
    -----------------------------------
Its           Attorney-In-Fact
    -----------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

Hawaiian Airlines, Inc.


By  /S/
    -----------------------------------
Its
    -----------------------------------


By   /S/
    -----------------------------------
Its
    -----------------------------------

Attachment to:  6-1166-EMM-300

            Advance Payments Summary      BOEING PROPRIETARY

Redacted in its entirety.

6-1166-EMM-0254

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Purchase Rights Aircraft and Aircraft Model
            Substitution.

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to
            Model 717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.    Purchase Rights Aircraft

In addition to the thirteen firm Aircraft, MDC is pleased to offer Customer rights to purchase up to seven (7) additional 717-200 aircraft (Purchase Rights Aircraft). For each Purchase Rights Aircraft Customer firmly purchases, one new Purchase Rights Aircraft will be offered to Customer, up to an aggregate of seven Purchase Rights Aircraft.

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

All Purchase Right Aircraft are STAP (subject to available position). Customer agrees to provide written notice to MDC of Purchase Right exercise twenty-four months prior to its requested aircraft delivery. Upon written request by Customer, Boeing will advise availability of delivery positions.

2.    Assignment

The Purchase Rights described in this Letter Agreement are provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of MDC.

Hawaiian Airlines, Inc.
6-1166-EMM-0254
Page 2 of  3


3. Right to Substitute New Derivative Model 717 Aircraft.

Currently MDC does not offer, or have firm plans to offer, a derivative aircraft of the Model 717-200 aircraft. Customer has requested the right to substitute the purchase of Model 717 derivative aircraft, in the event MDC should offer such derivative aircraft, for Purchase Right Aircraft No. 3 through No. 7, described in paragraph 1. above.

In the event MDC decides to offer to manufacture and sell a Model 717 derivative aircraft and subject to certain lead time constraints, new model introduction, production and configuration issues, aircraft price, business terms and delivery schedule being mutually agreed upon by MDC and Customer during detailed contractual discussions, Customer is hereby granted a right of model substitution between the Model 717 derivative aircraft and Purchase Right Aircraft No. 3 through No. 7. The timing requirement for Customer's notification of substitution for Purchase Right Aircraft No. 3 through No. 7 will require further discussion at the technical level; but in any event such notification shall be no later than December 31, 2003.

Customer's substitution right and MDC's obligation in this Letter Agreement is further conditioned upon Customer and MDC executing a definitive agreement for the purchase of one or more Purchase Rights Aircraft (for Purchase Rights Aircraft No.3 and on).


4.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by MDC as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of MDC, disclose this Letter Agreement or any information contained herein to any other person or entity , except to the extent that such disclosure is required by law or by any Government Entity (as such term is defined below), provided that Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i) any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any therof is subject or in whose activities any of the above is a participant.

Hawaiian Airlines, Inc.
6-1166-EMM-0254
Page 2 of  3



Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By  /S/
    ------------------------------
Its    Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

Hawaiian Airlines, Inc.


By   /S/
    ------------------------------
Its
    ------------------------------


By    /S/
    ------------------------------
Its
    ------------------------------

6-1166-EMM-272

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008


Subject:    Liquidated Damages - Non-Excusable Delay

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to
            Model 717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA.

1.    Liquidated Damages

      MDC agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of _______ (collectively the Non-Excusable Delay Payment Period) at a rate of $_______ per day (Liquidated Damages). The total amount of such Liquidated Damages will not exceed an aggregate sum of $____________ per aircraft.

2.    Interest

      In addition to the Liquidated Damages in Paragraph 1, MDC will pay to Customer interest (Interest) commencing _______ after the Scheduled Delivery as follows:

      The daily Interest shall be the product of the daily interest rate (computed by dividing the interest rate in effect for each day by 365 days, or 366 days, as the case may be) times the entire amount of advance payments received by MDC for such Aircraft. The interest rate will be the _______________ as published in the Wall Street Journal, Western Edition. Such rate used for this calculation will be the rate in effect on the scheduled delivery date and reset every 90 days thereafter. Such Interest will be calculated on a simple interest basis and paid in full at actual delivery.

Hawaiian Airlines, Inc.
6-1166-EMM-272   Page 2 of 3


3.    Right of Termination.

      Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds ________ (Non-Excusable Delay Period). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

4.    Termination

      If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, MDC will, in addition to paying Liquidated Damages as described above, promptly repay to Customer the entire amount of the advance payments received by MDC for such Aircraft, without interest.

5.    Exclusive Remedies

      The Liquidated Damages and Interest payable in accordance with Paragraphs 1 and 2 of this Letter Agreement, and Customer's right to terminate pursuant to this Letter Agreement are Customer's exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.    Confidential Treatment

      Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by MDC as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of MDC, disclose this Letter Agreement or any information contained herein to any other person or entity, except to the extent that such disclosure is required by law or by any Government Entity (as such term is defined below), provided that Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i)any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any therof is subject or in whose activities any of the above is a participant.

Hawaiian Airlines, Inc.
6-1166-EMM-272   Page 3 of 3




Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By  /S/
   --------------------------------
Its    Attorney-In-Fact
   --------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

HAWAIIAN AIRLINES, INC.


By   /S/
   --------------------------------
Its
   --------------------------------


By    /S/
   --------------------------------
Its
   --------------------------------

6-1166-EMM-297

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008

Subject: Guarantee Agreement ("Guarantee") between The Boeing Company ("Guarantor") and Hawaiian Airlines, Inc. ("Beneficiary").

Reference:    Purchase Agreement No. 2252 (the Purchase Agreement) between
              McDonnell Douglas Corporation (MDC) and Hawaiian Airlines, Inc.
              (Customer) relating to Model 717-22A aircraft (the Aircraft)

Reference is made to Purchase Agreement No. 2252 dated as of December 31, 1999 (as amended and supplemented) (the "Purchase Agreement") between McDonnell Douglas Corporation ("Obligor"), a wholly owned subsidiary of Guarantor, and Beneficiary.

Guarantor guarantees to Beneficiary the due and punctual performance and observance by Obligor of all the obligations and liabilities of Obligor under the Purchase Agreement (the Obligations) according to the terms of the Purchase Agreement, and in the event of nonpayment or performance, agrees to pay or perform or cause such payment or performance to be made upon notice of such nonpayment or nonperformance, in each case after any applicable notice requirements. Guarantor shall not be liable to pay, perform or cause the performance of any Obligation unless Beneficiary makes written demand upon Obligor for the payment or performance of an Obligation then due and owing and concurrently provides Guarantor with a copy of such written demand at the address below, and such Obligation is not paid or performed in full within twenty (20) days of such demand. Guarantor shall have a minimum period of thirty
(30) days to begin any performance or such longer period as Guarantor requires to undertake such performance provided that all times during such period Guarantor continues to use diligent efforts to complete such performance.

Guarantor waives any right to require that any right to take action against Obligor (other than the written demand and twenty (20) day notice period for performance

Hawaiian Airlines, Inc.
Page 2 of 3

described above) be initiated or exhausted prior to action being taken against Guarantor.

All notices to Boeing under this letter agreement shall be sent to

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

U.S.A.

Courier to:   Building 25-20
              1901 Oakesdale Ave. SW
              Renton, Wa.  98055 USA

Attention:    Vice President - Contracts
              Mail Code 21-34

Facsimile:    (425) 237-1706

Guarantor's obligations hereunder shall continue in full force and effect until the complete and final performance of the Obligations.

This Guarantee may not be assigned without the written consent of Guarantor.

This Guarantee will be governed by the law of the State of Washington, exclusive of Washington's conflicts of laws rules.

This Guarantee and any provision hereof may be waived, amended, modified or supplemented as between Beneficiary and Guarantor only by an agreement or instrument in writing executed by Guarantor and Beneficiary.

This Guarantee contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior understandings or agreements, whether written or oral.

CONFIDENTIAL TREATMENT. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the

Hawaiian Airlines, Inc.
Page 3 of 3



prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

ACCEPTED AND AGREED TO this

Date: December 31, 1999

THE BOEING COMPANY

By  /S/
       --------------------------------

Its    Attorney-In-Fact
    -----------------------------------


Hawaiian Airlines, Inc.

By   /S/
   ----------------------------------

Its
    -----------------------------------

By    /S/
   ----------------------------------

Its
    -----------------------------------

6-1166-EMM-299

Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008


Subject:    Other Matters

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to
            Model 717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Delivery Schedule.

      ------------------------------------------------------------

      The provisions of Letter Agreement 6-1166-EMM-0272 would not be applicable in the event Customer requests a further delay in delivery beyond the revised delivery date.



2.    Confidential Treatment

      Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by MDC as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of MDC, disclose this Letter Agreement or any information contained herein to any other person or entity, except to the extent that such disclosure is required by law or by any Government Entity (as such term is defined below), provided that Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i) any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any therof is subject or in whose activities any of the above is a participant.

Hawaiian Airlines, Inc.
6-1166-EMM-299   Page 2 of 2


Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By   /S/
   --------------------------------
Its           Attorney-In-Fact
   --------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

HAWAIIAN AIRLINES, INC.


By   /S/
   --------------------------------
Its
   --------------------------------


By    /S/
   --------------------------------
Its
   --------------------------------

HAWAIIAN AIRLINES, INC.
6-1166-EMM-0300   Page 1



6-1166-EMM-0300


Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Financing Matters

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to Model
            717-22A aircraft (the Aircraft)


      This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.     _______________________.

_______________________________________________

_______________________________________________

If a definitive agreement on financing of the 717 aircraft has not been signed by Boeing and Customer on or before January 15 21, 2000, either party will have the right to terminate the purchase of the aircraft by written or telegraphic notice given to the other within 10 days after such date. In the event the parties have not reached agreement by January 15 21, but wish to continue discussions, Boeing may, at it's option, slide the first two aircraft deliveries (February and March 2001) into 2002, and in addition, reschedule other aircraft deliveries as necessary.


2.     Effect of Termination

      If there is any termination under the above provisions or for any of the following reasons: __________________________________________________, then all rights and obligations of Boeing and Customer with respect to the Aircraft will terminate and be without further force and effect, except that Boeing will promptly refund to Customer, without interest, all applicable advance payments and the Deposit received by Boeing from Customer pursuant to the Purchase Agreement with respect to the Aircraft.

HAWAIIAN AIRLINES, INC.
6-1166-EMM-0300   Page 2



Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By   /S/
   --------------------------------
Its     Attorney-In-Fact
   --------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

HAWAIIAN AIRLINES, INC.


By   /S/
   --------------------------------
Its
   --------------------------------


By    /S/
   --------------------------------
Its
   --------------------------------


Attachment (2 pages)

Attachment to:  6-1166-EMM-300

            Advance Payments Summary      BOEING PROPRIETARY


Redacted in its entirety.

6-1166-EMM-0301


Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Spares Commitment

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to Model
            717-22A aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Spares Commitment

Boeing contractually commits to our customers that we will manufacture, procure and maintain inventory levels of Boeing proprietary spare parts in quantities sufficient to meet our customer's needs. This commitment will continue as long as the aircraft is being operated in air transport service.

Boeing has entered into Product Support Agreements with most of our suppliers which require such suppliers to maintain levels of vendor spare parts inventory sufficient to meet the repetitive demands of our customers. These product support agreements will continue as long as five of the applicable model aircraft are operated in commercial transport service anywhere in the world.

Currently, Boeing stocks vendor, Boeing proprietary and standards parts valued at approximately $200 Million (almost 12,000 different part numbers) in our new Torrance, California spares facility, located a short distance from Los Angeles International airport.

Boeing is committed to the 717 Program, and we are confident we will produce many of these aircraft. ______________________________________

     o      ______________________________________

     o      ______________________________________

     o      ______________________________________

Hawaiian Airlines, Inc.
6-1166-EMM-0301 Page 2



2.    Confidential Treatment

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by MDC, except to the extent that such disclosure is required by law or by any Government Entity (as such term is defined below), provided that Customer gives reasonable notice to MDC so as to enable MDC to seek appropriate protective orders or, if possible, challenge the requirement of such disclosure. As used herein, "Government Entity" means (i)any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court, or agency of any of the above, however constituted, and (iii) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any therof is subject or in whose activities any of the above is a participant.


Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By   /S/
   --------------------------------
Its     Attorney-In-Fact
   --------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

HAWAIIAN AIRLINES, INC.


By   /S/
   --------------------------------
Its
   --------------------------------


By    /S/
   --------------------------------
Its
   --------------------------------

6-1166-EMM-0322


Hawaiian Airlines, Inc.
Honolulu International Airport
P.O. Box 30008
Honolulu, HI  96820-0008



Subject:    Board Approval

Reference:  Purchase Agreement No. 2252 (the Purchase Agreement)
            between McDonnell Douglas Corporation (MDC) and
            Hawaiian Airlines, Inc. (Customer) relating to Model
            717-22A aircraft (the Aircraft)


      This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.    Board Approval

Customer and MDC signed a definitive agreement for the purchase of the Aircraft on December 31,1999, subject to a definitive agreement on the financing of the Aircraft and Hawaiian Airlines Board of Directors approval of the transaction by January 21, 2000. Customer has requested an extension to the board approval date to February 25, 2000.

Customer has made deposits and advance payments in the amount of $_____________ as of February 1, 2000. __________________________


If board approval of the 717 aircraft purchase has not been granted on or before February 25, 2000, either party will have the right to terminate the purchase of the aircraft by written or telegraphic notice given to the other within 10 days after such date. In the event Hawaiian Airlines Board of Directors approval has not been granted by February 25, 2000, but the parties wish to continue discussions, Boeing may, at it's option, reschedule the first two aircraft deliveries (February and March 2001) into 2002, and in addition, reschedule other aircraft deliveries as necessary.

HAWAIIAN AIRLINES, INC.
6-1166-EMM-0322   Page 2


2.     Effect of Termination

      If there is any termination under the above provisions due to the failure of the Board of Directors of Hawaiian Airlines to approve the Purchase Agreement and the financing terms between Hawaiian Airlines and Boeing for the purchase of up to 20 717-200 aircraft by February 25, 2000, then all rights and obligations of Boeing and Customer with respect to the Aircraft will terminate and be without further force and effect, except that Boeing will promptly refund to Customer, without interest, all applicable advance payments and the Deposit received by Boeing from Customer pursuant to the Purchase Agreement with respect to the Aircraft.


Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


Very truly yours,

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY


By   /S/
   --------------------------------
Its     Attorney-In-Fact
   --------------------------------

ACCEPTED AND AGREED TO this

Date:  December 31, 1999

HAWAIIAN AIRLINES, INC.


By   /S/
   --------------------------------
Its
   --------------------------------


By    /S/
   --------------------------------
Its
   --------------------------------


Attachment (2 pages)

                           ATTACHMENTS

 REDACTED IN ITS ENTIRETY.